                                                     EXHIBIT NUMBER (10)(xvi)(6)
                                                               TO 1995 FORM 10-K

                     SIXTH AMENDMENT TO AGREEMENT OF LEASE

     This Sixth Amendment to Agreement of Lease (the "Amendment") is entered into by and between American National Bank and Trust Company of Chicago, not individually, but solely as Trustee under Trust Agreement dated April 5, 1990 and known as Trust No. 110513-07 ("Landlord") and The Northern Trust Company, an Illinois banking corporation ("Tenant") as of this 30th day of November, 1995.

                               WITNESSETH: THAT
     WHEREAS, American National Bank and Trust Company of Chicago, Trust No. 65287 and Tenant are parties to a certain Agreement of Lease dated August 27, 1985; and

     WHEREAS, the Agreement of Lease was amended by (i) that certain First Amendment to Agreement of Lease dated as of August 15, 1986, (ii) that certain Second Amendment to Agreement of Lease dated as of August 6, 1987, (iii) that certain Third Amendment to Agreement of Lease dated as of May 20, 1988, (iv) that certain Fourth Amendment to Agreement of Lease dated as of May 1, 1990, and
(v) that certain Fifth Amendment to Agreement of Lease dated as of January 12, 1995 (as amended, the "Lease"); and

     WHEREAS, the Lease was assigned by American National Bank and Trust Company of Chicago, Trust No. 65287 to Landlord by assignment dated April 6, 1990; and

     WHEREAS, a dispute has arisen between Tenant and Landlord concerning the proper interpretation of the Rent Adjustment provisions in paragraph 5B of the Lease; and

     WHEREAS, Landlord and Tenant desire to further amend the Lease as hereinafter set forth to clarify paragraph 5B and to resolve their disputes with respect thereto.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Paragraph 5A of the Lease is hereby amended to add the following subparagraphs 5A(x) and 5A(xi):

               (x) "Adjusted Annual Base Rent" means Annual Base Rent as adjusted by the Rent Adjustment made pursuant to paragraph 5 of the Lease.

               (xi) "Incremental Rent Adjustment" means the portion of the Rent Adjustment for the Subject Lease Year which is in excess of the Rent Adjustment that was added to Annual Base Rent the preceding Lease Year.

     2. Paragraph 5B of the Lease is hereby deleted and the following inserted in lieu thereof:

          B. Rent Adjustments. The Annual Base Rent (excluding the 16th floor Annual Base Rent and the 4th floor Annual Base Rent) for each and every Lease Year during the term of this Lease (the "Subject Lease Year") shall be adjusted (subject to the limitations herein set forth ) as follows (the "Rent Adjustment"):

               (i) For the Base Year, an amount equal to an increase of $1.00 per RSF, which is a one time adjustment that shall be added to Annual Base Rent in the Base Year only; and

               (ii) For each Lease Year thereafter, an amount equal to $.90 per RSF plus thirty percent (30%) of the product of (a) the Annual Base Rent (excluding the 16th floor Annual Base Rent and the 4th floor Annual Base Rent) plus $.90 per RSF, multiplied by (b) the percentage change (positive or negative) of the CPI for January of the Subject Lease Year over the CPI for the first full month of the Base Year; provided, however, that for any Lease Year the Incremental Rent Adjustment shall not exceed three percent (3%) of the Adjusted Annual Base Rent (excluding the 16th floor Annual Base Rent and the 4th floor Annual Base Rent) for the immediately preceding Lease Year. Any abatement in Annual Base Rent or Rent Adjustments provided by this Lease shall be applied to reduce the amount due and owing by Tenant after the amount of the Rent Adjustment for the Subject Year has been determined without regard to any past or present abatements. Neither the calculation of the amount of any Rent Adjustment nor the calculation of any limit on the amount of the Rent Adjustment provided in this paragraph shall include consideration of abatements in any component of the calculation.

     3. As an aid to the interpretation of paragraph 5B of the Lease, attached as Exhibit A to this Amendment are sample calculations of the CPI adjustment.

     4. As amended herein, the Lease shall remain in full force and effect and, except as expressly amended herein, shall be unaffected hereby. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall control.

     5. This Sixth Amendment to Agreement of Lease is executed by American National Bank and Trust Company of Chicago, not personally, but in the exercise of the power and authority conferred upon and vested in it as Trustee of Trust No. 110513-07. It is expressly understood and agreed that nothing herein shall be construed as creating any liability whatsoever against Trustee, personally; and in particularly, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve, or sequester any property and all personal liability of every sort, if any, is hereby expressly waived by said Tenant and by every person now or hereafter claiming any right or security hereunder; and that, so far as the Trustee is concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the assets of said Property and the proceeds thereof for the payment thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to executed as of the day and year first above written.



LANDLORD:                                        TENANT:

AMERICAN NATIONAL BANK AND                       THE NORTHERN TRUST COMPANY
TRUST COMPANY OF CHICAGO, not
individually, but solely as
Trustee under Trust Agreement
dated April 5, 1990 and known
as Trust No. 110513-07                           By: /s/ Wayne LaChance
                                                    --------------------------

By:                                              Title: Vice President
   -----------------------------                       -----------------------

Title:
       -------------------------
Attest:
        ------------------------

                       Secretary
        --------------

Exhibit A to Sixth Amendment to Agreement of Lease
Sample CPI Rent Adjustment Calculation for Paragraph 5 of the Lease, as amended



                                                                            Year           Year           Year        Year
                                                                              1              2              3           4
                                                                         -------------------------------------------------------

A. Annual Base Rent                                                      4,000,000.00   4,000,000.00  4,000,000.00  4,000,000.00

B. Para 5Bi Annual Rent Adjustment                                         200,000.00     180,000.00    180,000.00    180,000.00


   Para 5Bii Annual Rent Adjustment

C. Annual Base Rent + 5Bi Annual Rent                                    -------------------------------------------------------
   Adjustment                                                        A+B 4,200,000.00   4,180,000.00  4,180,000.00  4,180,000.00

D. Base Year CPI                                                               126.50         126.50        126.50        126.50
E. Current Year CPI                                                                NA         135.00        150.00        160.00
                                                                         -------------------------------------------------------
F. Change in CPI for Subject Lease Year
   over Base Year                                                (E-D)/D           NA          0.067         0.186         0.265

G. Rent Adjustment (Base Year to Subject
   Year)                                                     30% x C x F                   84,018.00    233,244.00    332,310.00


   Para 5Bii Annual Rent Adjustment Calc:

H. Incremental Rent Adjustment              Subject Year G - Prev Year J                   84,018.00    149,228.00    120,371.46

I. Annual Cap Amount (3% of Prev. Year
   Adj. Annual Base Rent)                               3% x Prev Year K                  126,000.00    127,920.54    131,758.16

   Cap Application                                  If H > I Cap Applies                Cap Not Appl   Cap Applies  Cap Not Appl

                                                                         -------------------------------------------------------
J. Subject Lease Year Rent Adjustment                 If Cap Not Appl: G                   84,018.00    211,938.54    332,310.00
                                        If Cap Applies: I + Prev. Year J


                                                                         -------------------------------------------------------
K. Adjusted Annual Base Rent                                       A+B+J 4,200,000.00   4,264,018.00  4,391,938.64  4,512,310.00
                                                                         =======================================================